LOANS FROM SHAREHOLDERS	12 Months Ended
Dec. 31, 2020
Loans From Shareholders
LOANS FROM SHAREHOLDERS

NOTE 10 - LOANS FROM SHAREHOLDERS

During the years 2011-2014, the Company received loans from two separate shareholders. The loans matured on December 31, 2019 and bear no interest. The loans are denominated in New Israel Shekels (NIS) and are linked to the Israeli consumer price index as of January 1, 2015. The loans may be prepaid by the Company from time to time according to the Company’s cash availability.

A.	On November 20, 2018, the Company entered into Assignment of a Loan Agreement (the “Assignment Agreement”) with two of its shareholders (the “Assigners”), pursuant to which the Assigners assigned their loan amounted to $350 (the “Loan”) to S.B. Nihul Mekarkein Ltd. and Sorry Doll Ltd (collectively the “Assignees”). According to the terms of the Assignment Agreement, it was agreed that upon shareholders’ approval the Loan is eligible for conversion into 3,500,000 Ordinary Shares of the Company at a conversion price of $0.10 per share (the “Shares”). In addition, it was agreed that upon shareholders’ approval the Assignees are entitled to an option to purchase 7,000,000 Ordinary Shares of the Company at a price-per-share of $0.20 for exercise period of five years from the signing of the Assignment Agreement (the “Option”).

On April 29, 2019 (the “Commitment Date”), the Company held its Annual General Meeting of Shareholders, at which the shareholders of the Company approved inter alia the aforesaid related-party loan conversion transaction including the Option grant.

At the Commitment Date, the Company by assistance of third-party appraiser measured the fair value of the Option in total amount of $1,108 by using Black-Scholes-Merton pricing model in which the assumptions that have been used are as follows: expected dividend yield of 0%; risk-free interest rate of 2.31%; expected volatility of 127.8%, and Option exercise period based upon the stated terms. In addition, at the Commitment Date, the fair value of the Shares was $665 which was based on the closing share price of the Company. Consequently, the Company recorded loss from extinguishment of loans from shareholders as part of “Financing income (expenses), net” line in operations in the accompanying consolidated statement of operations in total amount of $1,423.

B.	On May 10, 2020, the Company entered into Loan Conversion Agreement (the “Agreement”) with its shareholders pursuant to which the Company will convert the then outstanding loan amounting to $350 into 8,750,000 ordinary shares of the Company at a conversion price of $0.04 per share. Upon conversion of the loan, the Company shall be released from all its obligations and liabilities with respect to the loan, which shall be deemed to have been paid in full. The ordinary shares have been issued on May 19, 2020.

The following tabular presentation reflects the reconciliation of the carrying amount of the loans from shareholders as of December 31, 2020 and 2019:

	As of December 31,
	2020	2019
Opening balance	$310	$612
Less: Partial conversion of loans from shareholders	(350)	(350)
Plus: Exchange differences relating to loans from shareholders	40	48
Closing balance, classified as a non-current liability in 2019	$-	$310

TODOS MEDICAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Cont.)

(U.S. dollars in thousands)